SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12

                 DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                 Dividend Capital Realty Income Allocation Fund

                   TIME IS SHORT. ANNUAL MEETING IN TWO WEEKS.
                          PLEASE VOTE YOUR PROXY TODAY.

                                 April 12, 2006

Dear Shareholders:

         We still have not received your proxy in connection with the Annual Meeting of Shareholders of Dividend Capital Realty Income Allocation Fund scheduled to be held on April 27, 2006. We urge you to take a brief moment to vote your shares. We need your participation in order to reach the required vote on Proposal 2.

         The approval of the new advisory agreement under Proposal 2 requires a majority of the outstanding shares to cast a vote on the proposal with two-thirds of the votes cast voting in the affirmative. Accordingly, your vote is very important. You are urged to act today to vote your proxy and to help us avoid further solicitation costs.

         The Fund's Board of Trustees, including the Independent Trustees, recommends a vote "FOR" the nominees for Trustee and "FOR" approval of the new advisory agreement under Proposal 2.

         Time is short so please act today to vote promptly - by voting by telephone, via the Internet, or by signing, dating and returning the enclosed duplicate proxy or voting instruction form in the postage-paid return envelope provided. See additional instructions on the reverse side of this letter.

         If you have any questions or need assistance voting your shares, please call our proxy solicitor D. F. King & Co., Inc., toll-free at 1-800-488-8075.

         Thank you for your cooperation.

                                   Sincerely,

                                [GRAPHIC OMITTED]

                                  DEREK MULLINS
                                    SECRETARY

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--------------------------       WE NEED YOUR VOTE     -------------------------

Please help the Fund save additional solicitation costs by voting promptly by telephone, via the Internet, or by signing, dating and mailing your proxy or voting instruction form today. Please refer to your proxy or voting instruction form for instructions. Street name shareholders: Your broker or bank cannot vote your shares on the new advisory agreement proposal unless it receives your specific instructions. Please vote today.

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




                               3 EASY WAYS TO VOTE

         Help the Fund avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

1. Vote by Telephone. Call the toll-free number listed for this purpose on your proxy or voting instruction form. Have your control number listed on the form ready and follow the simple instructions.

2. Vote by Internet. Go to the website listed on your proxy or voting instruction form. Have your control number listed on the form ready and follow the simple instructions.

3. Vote by Mail. Mark, sign, date and return your proxy or voting instruction form in the postage-paid return envelope provided.

                                PLEASE ACT TODAY
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